UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Date of Report: December 23, 2005

CAMBRIDGE ADVANTAGED PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Massachusetts

(State or Other Jurisdiction of Incorporation or Organization)

0-13782	13-3228969
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, New York

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Event

On December 23, 2005, Registrant completed its liquidation and winding-up and (i) filed a certificate of cancellation with the Secretary of State of the Commonwealth of Massachusetts and (ii) will file a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), after which Registrant will no longer be required to file reports under Sections 13 and 15(d) of the Exchange Act. In accordance with the provisions of Registrant’s Partnership Agreement, a cash distribution in an amount equal to its remaining available cash less costs incurred to terminate Registrant was transferred to Registrant’s distribution agent for distribution to Registrant’s beneficial owners.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE ADVANTAGED PROPERTIES LIMITED PARTNERSHIP

(Registrant)
By: Related Beta Corporation, a General Partner
By: /s/ Alan P. Hirmes
Alan P. Hirmes
President

By: Assisted Housing Inc., a General Partner

By: /s/ Alan P. Hirmes
Alan P. Hirmes
Executive Vice President

By: Cambridge/Related Associates Limited Partnership, a General Partner

By: Related Beta Corporation, its General Partner

By: /s/ Alan P. Hirmes

Alan P. Hirmes
President

December 23, 2005